UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 2005


                         Calypte Biomedical Corporation
               (Exact name of Company as specified in its charter)


          Delaware                      000-20985              06-1226727
          --------                      ---------              ----------
(State or Other Jurisdiction)    (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                       Identification)


             5 Centerpointe Drive, Suite 400, Lake Oswego, OR 97035
             ------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (971) 204-0282
                                                           --------------


                                       N/A

          (Former name or former address, if changed since last report)


|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

         On November 15, 2005, pursuant to the terms of an Asset Purchase and License Agreement (the "Agreement"), Calypte Biomedical Corporation (the "Company") sold its FDA-approved EIA and Western Blot HIV diagnostic test product lines, which include the following products: (i) urine EIA HIV diagnostic test product, (ii) serum/blood Western Blot HIV diagnostic test product, and (iii) urine Western Blot HIV diagnostic test product (the "Product Lines") to Maxim Biomedical, Inc. ("Maxim"). Pursuant to the Agreement, Maxim assumed certain liabilities related to the Product Lines, including two real property subleases in Rockville, Maryland, and lease obligations of certain equipment that is subject to a lease agreement between the Company and Vencore Solutions LLC. The Company received a 20% equity interest in Maxim and will receive 10% of the gross proceeds in the event (i) Maxim consummates a sale to a third party, including the acquisition of Maxim through reorganization, merger or consolidation, or the sale of all or substantially all of its assets; or (ii) Maxim merges with or into an entity controlling, controlled by or under common control with Maxim. The Company agreed to provide certain consulting services to Maxim for a twenty four (24) month period from the date of the Agreement and covenanted not to compete with the Product Lines, on a worldwide basis, for a period of ten (10) years from the date of the Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

         Reference is made to the disclosure contained in Item 1.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

         (b) Pro Forma Financial Information.

         The following Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2005 has been prepared as if the disposition of the Product Lines (as described in Item 1.01 of this Current Report on Form 8-K) occurred on September 30, 2005. The following Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2005 has been prepared as if the disposition of the Product Lines occurred on September 30, 2005. The following Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2004 has been prepared as if the disposition of the Product Lines occurred on January 1, 2004.

         The unaudited pro forma financial information was prepared in accordance with Article 11 of the United States Securities and Exchange Commission Regulation S-X. The historical pro forma financial information as of September 30, 2005 and for the nine months ended September 30, 2005 was derived from the financial statements included in the Company's Quarterly Report on Form 10-QSB for the period ended September 30, 2005. The historical pro forma financial information for the year ended December 31, 2004 was derived from the financial statements included in the Company's Annual Report on Form 10-KSB/A (No.2) for the year ended December 31, 2004. The unaudited pro forma financial information should be read in conjunction with these reports. The unaudited pro forma financial information and the related notes are provided for information purposes only and do not purport to be indicative of the results which would have been obtained had the Product Lines been sold on the dates indicated or which may be expected to occur in the future. The operating results of the Product Lines for the nine months ended September 30, 2005 and the year ended December 31, 2004 represent the revenues and directly related expenses only of the Product Lines and do not purport to represent all the costs, expenses and results associated with a stand alone, separate company.

                 CALYPTE BIOMEDICAL CORPORATION AND SUBSIDIARIES

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2005
                 (in thousands, except share and per share data)

                                                                                          Pro Forma
                                                                           Historical    Adjustments     Notes     Pro Forma
                                    ASSETS
Current assets:
      Cash and cash equivalents                                         $        658                            $        658
      Accounts receivable, net of allowance                                      306            (254)      (A)            52
      Inventory                                                                  444                                     444
      Prepaid expenses                                                           329                                     329
      Other current assets                                                        27              --                      27
                                                                        ------------    ------------            ------------

            Total current assets                                               1,764            (254)                  1,510

Property and equipment, net                                                      992            (790)      (B)           202
Intangible assets                                                              2,932                                   2,932
Deferred offering costs, net                                                     744                                     744
Other assets                                                                     556             345       (C)           901
                                                                        ------------    ------------            ------------

                                                                        $      6,988    $       (699)           $      6,289
                                                                        ============    ============            ============

              LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
      Accounts payable and accrued expenses                             $      5,150            (293)      (D)  $      4,857
      Debentures payable, net of discount                                         60                                      60
      Capital lease obligations - current portion                                168              --                     168
                                                                        ------------    ------------            ------------

            Total current liabilities                                          5,378            (293)                  5,085
                                                                                                           (E)
Deferred rent                                                                     10             (10)                     --
Capital lease obligations - non-current portion                                  177                                     177
Notes payable, net of discount                                                 1,470                                   1,470
Note derivative liability                                                      3,572                                   3,572
Mandatorily redeemable Series A preferred stock, $0.001 par
   value; no shares authorized at September 30, 2005; 100,000
   shares issued and outstanding at September 30, 2005                         2,906              --                   2,906
                                                                        ------------    ------------            ------------

            Total liabilities                                                 13,513            (303)                 13,210
                                                                        ------------    ------------            ------------

Commitments and contingencies

Stockholders' deficit:
      Common stock, $0.03 par value; 800,000,000 shares authorized at
         September 30, 2005; 180,941,276 shares
         issued and outstanding                                                5,429                                   5,429
      Additional paid-in capital                                             141,223                                 141,223
      Deferred compensation                                                      (36)                                    (36)
      Accumulated deficit                                                   (153,141)           (396)               (153,537)
                                                                        ------------    ------------            ------------

            Total stockholders' deficit                                       (6,525)           (396)                 (6,921)
                                                                        ------------    ------------            ------------

                                                                        $      6,988    $       (699)           $      6,289
                                                                        ============    ============            ============

                             See accompanying notes.

                 CALYPTE BIOMEDICAL CORPORATION AND SUBSIDIARIES

            UNAUDITED PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
                      (in thousands, except per share data)


                                                             --------------------------------------------------------
                                                                              Pro Forma
                                                              Historical      Adjustments    Notes        Pro Forma
                                                             --------------------------------------------------------
Revenues:
   Product sales                                             $      2,107    $     (1,813)    (F)        $        294
                                                             ------------    ------------                ------------

Operating expenses:
   Product costs                                                    4,226          (4,025)    (G)                 201
   Research and development costs                                   1,877              --                       1,877
   Selling, general and administrative costs                        4,555              --                       4,555
                                                             ------------    ------------                ------------

     Total operating expenses                                      10,658           4,091                       6,432
                                                             ------------    ------------                ------------

       Loss from operations                                        (8,551)          2,212                      (6,339)

Interest income (expense), net                                        751              --                         751
Other expense, net                                                   (207)           (445)    (H)                (652)
                                                             ------------    ------------                ------------

       Loss before income taxes                                    (8,007)          1,767                      (6,240)

Income taxes                                                            2              --                           2
                                                             ------------    ------------                ------------

Net loss                                                     $     (8,009)   $      1,767                $     (6,242)
                                                             ============    ============                ============

Net loss per share (basic and diluted)                       $     (0.046)   $      0.010                $     (0.036)
                                                             ============    ============                ============

Weighted average shares used to compute net loss per share
   (basic and diluted)                                            174,101         174,101                     174,101
                                                             ============    ============                ============



                             See accompanying notes.

                 CALYPTE BIOMEDICAL CORPORATION AND SUBSIDIARIES

            UNAUDITED PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                      (in thousands, except per share data)


                                                             --------------------------------------------------------
                                                                              Pro Forma
                                                              Historical      Adjustments    Notes         Pro Forma
                                                             --------------------------------------------------------
Revenues:
   Product sales                                             $      2,797    $     (2,766)    (F)        $         31
   Other                                                              500              --                         500
                                                             ------------    ------------                ------------
     Total Revenues                                                 3,297          (2,766)                        531
                                                             ------------    ------------                ------------

Operating expenses:
   Product costs                                                    7,278          (6,425)    (G)                 853
   Research and development costs                                   2,140              --                       2,140
   Selling, general and administrative costs                        8,979          (2,485)    (I)               6,494
                                                             ------------    ------------                ------------

     Total operating expenses                                      18,397          (8,910)                      9,487
                                                             ------------    ------------                ------------

       Loss from operations                                       (15,100)          6,144                      (8,956)

Interest income (expense), net                                     (2,126)             --                      (2,126)
Other expense, net                                                    (38)             23                         (15)
                                                             ------------    ------------                ------------

       Loss before income taxes                                   (17,264)          6,167                     (11,097)

Income taxes                                                           (2)             --                          (2)
                                                             ------------    ------------                ------------

Net loss                                                     $    (17,266)   $      6,167                $    (11,099)
                                                             ============    ============                ============

Net loss per share (basic and diluted)                       $     (0.111)   $      0.040                $     (0.071)
                                                             ============    ============                ============

Weighted average shares used to compute net loss per share
   (basic and diluted)                                            155,575         155,575                     155,575
                                                             ============    ============                ============


                             See accompanying notes.

                 CALYPTE BIOMEDICAL CORPORATION AND SUBSIDIARIES

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


(A) The Company had trade accounts receivable of $254,000 related to the Product Lines that were eliminated for pro forma purposes.

(B) The Company had recorded fixed assets under capital leases at its Rockville, Maryland manufacturing sites that were transferred to Maxim in conjunction with the disposition of the Product Lines. The net book value of such assets was eliminated for pro forma purposes.

(C) In connection with the assets described in Note (B), Maxim will sublease such assets from the Company through the remainder of the primary lease term at the lease rate prescribed by the underlying lease between the Company and Vencore Solutions LLC. For pro-forma purposes, the Company has recorded a receivable from Maxim for the present value of the lease payments remaining on the term. Additionally, for pro forma purposes, the Company has recognized a loss on the disposition of these assets equal to the difference between their net book value and the present value of the lease payments receivable.

(D) For pro forma purposes, the Company has eliminated the net payable to Maxim at September 30, 2005 under the terms of the Manufacturing Services Agreement dated as of May 1, 2005 between it and Maxim.

(E) At September 30, 2005, the Company had recorded a deferred rent obligation under the terms of its subleases of the Rockville, Maryland manufacturing facilities. Maxim assumed the Company's obligations for these subleases. The Company eliminated the deferred rent obligations for pro forma purposes.

(F) The Company had product sales revenues directly related to the Product Lines of $1.8 million and $2.8 million for the nine months ended September 30, 2005 and the year ended December 31, 2004, respectively, that were eliminated for pro forma purposes.

(G) The Company had cost of product sales, including direct manufacturing, quality control and assurance, royalties, and manufacturing overhead expenses, directly related to the Product Lines aggregating $4.0 million and $6.4 million for the nine months ended September 30, 2005 and the year ended December 31, 2004, respectively, that were eliminated for pro forma purposes.

(H) The Company recognized a loss for pro forma purposes equal to the difference between the net book value of the fixed assets at its Rockville manufacturing sites and the present value of the lease payments to be received from Maxim for the rental of such assets. Refer to Note (C).

(I) The Company had marketing and sales expenses and administrative expenses related to the 2004 closure of its Alameda, California manufacturing facility aggregating $2.5 million that were directly related to operations of the Product Lines that were eliminated for pro forma purposes.

      (c)   Exhibits


     Exhibit No.  Description
     -----------  -----------

      10.165 Asset Purchase and License Agreement dated November 15, 2005 by and between Calypte Biomedical Corporation and Maxim Biomedical, Inc.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  Lake Oswego, Oregon
       November 21, 2005

                                            Calypte Biomedical Corporation

                                            By: /s/  Theodore R. Gwin
                                                ----------------------------
                                                     Theodore R. Gwin
                                                     Chief Financial Officer